SUPPLEMENT

Dated June 26, 2015

to the

PROSPECTUS

of the

API FUNDS

The Prospectus of the API Efficient Frontier Funds, dated June 1, 2015, is amended as follows:

The sub-section of the prospectus entitled, “Sales Charges – Class A shares”, beginning on page 63 of the Prospectus, is deleted in its entirety and replaced with the following:

Sales Charges — Class A Shares

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge. Sales charges for all funds except the Core Income Fund are set forth below:

Sales Charge as a % of

Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price

Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.53%	1.20%

Class A Sales charges applicable to the Core Income Fund are:

Sales Charge as a % of

Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price

Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.26%	1.00%

Finders Fee

For all Funds except the Core Income Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $1 million calculated as follows:

$1 million but less than $5 million	1.00%

$5 million but less than $50 million	0.50%

Greater than $50 million	0.25%

For the Core Income Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $500,000 calculated as follows:

$500,000 but less than $5 million	1.00%

$5 million but less than $50 million	0.50%

Greater than $50 million	0.25%

Contingent Deferred Sales Charge (“CDSC”)

For large purchases of Class A shares where a commission advance has been paid to the selling dealer, a CDSC of 1.00% will be charged to the shares if they are redeemed during the first 12 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

The Funds reserve the right to waive the sales charge on certain Class A Shares in order to qualify the Funds for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Board has approved this waiver.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

NOTE: Prior to May 30, 2012, the Capital Income Fund offered Class D shares (ticker symbol APIGX) on a restricted basis. As of May 30, 2012, Class D shares of the Capital Income Fund were converted to Class A shares and made available to new shareholders on an unrestricted basis. New purchasers of Class A shares of the Capital Income Fund after May 30, 2012 are subject to the front-end sales charges set forth above. However, shareholders of the Capital Income Fund that owned Class D shares prior to the conversion will be allowed to purchase additional Class A shares for their existing account(s) without the imposition of a front-end sales charge.

ALL SECTIONS OF THE PROSPECTUS NOT SPECIFICALLY ADDRESSED IN THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

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